BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SELECT SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2023 (UNAUDITED)

	NUMBER OF
	SHARES	VALUE
COMMON STOCKS—94.4%
Communication Services—4.5%
Cars.com, Inc.*	58,232	$1,027,795
Ooma, Inc.*	99,502	1,325,367
Vimeo, Inc.*	509,935	1,871,461
		4,224,623
Consumer Discretionary—2.6%
Gildan Activewear, Inc.	44,887	1,224,068
Valvoline, Inc.	30,329	1,167,667
		2,391,735
Consumer Staples—7.3%
Adecoagro SA	316,968	2,770,300
TreeHouse Foods, Inc.*	84,905	4,020,252
		6,790,552
Energy—4.9%
Green Plains, Inc.*	68,746	1,993,634
Kosmos Energy Ltd.*	249,508	1,487,068
SM Energy Co.	42,056	1,105,652
		4,586,354
Financials—16.0%
Axis Capital Holdings Ltd.	46,100	2,392,590
Encore Capital Group, Inc.*	10,515	452,881
EZCORP, Inc., Class A*	267,706	2,232,668
Federal Agricultural Mortgage Corp., Class C	7,279	974,003
Kemper Corp.	74,003	3,202,850
NMI Holdings, Inc., Class A*	93,009	2,339,176
Perella Weinberg Partners	157,293	1,231,604
Popular, Inc.	35,936	2,054,821
		14,880,593
Health Care—12.6%
Augmedix, Inc.*	99,480	368,076
Enovis Corp.*	65,311	3,443,849
Innoviva, Inc.*	111,610	1,505,619
Pacira BioSciences, Inc.*	29,520	1,122,645
Pennant Group, Inc., (The)*	103,505	1,242,060
Sight Sciences, Inc.*	219,988	2,109,685
Syneos Health, Inc.*	45,696	1,900,954
		11,692,888
Industrials—23.8%
Air Lease Corp.	71,927	2,734,665
Arcosa, Inc.	60,004	3,939,863
Hillman Solutions Corp.*	93,789	759,691
ICF International, Inc.	16,176	1,811,550
KBR, Inc.	39,630	2,338,963
Kirby Corp.*	18,394	1,316,275
Leonardo DRS, Inc.*	173,483	2,619,593
Manitowoc Co., Inc., (The)*	65,107	934,285
Univar Solutions, Inc.*	81,282	2,895,265
V2X, Inc.*	44,078	1,818,217
XPO, Inc.*	19,815	929,918
		22,098,285
Information Technology—10.3%
LiveRamp Holdings, Inc.*	51,762	1,259,887
Momentive Global, Inc.*	246,007	2,324,766
NetScout Systems, Inc.*	76,451	2,333,284
ON24, Inc.	167,821	1,340,890
Rambus, Inc.*	11,900	761,124
SmartRent, Inc.*	416,855	1,500,678
		9,520,629
Materials—8.6%
Axalta Coating Systems Ltd.*	65,310	1,894,643
Ecovyst, Inc.*	147,602	1,481,924
ERO Copper Corp.*	54,188	895,728
Tronox Holdings PLC	351,863	3,743,822
		8,016,117
Real Estate—3.8%
Equity Commonwealth	170,652	3,489,833
TOTAL COMMON STOCKS
(Cost $83,433,712)		87,691,609

SHORT-TERM INVESTMENTS—4.8%
Tri-State Deposit, 4.95%(a)	3,900,000	3,900,000
U.S. Bank Money Market Deposit Account, 5.00%(a)	536,967	536,967
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,436,967)		4,436,967
TOTAL INVESTMENTS—99.2%
(Cost $87,870,679)		92,128,576
OTHER ASSETS IN EXCESS OF LIABILITIES—0.8%		730,284
NET ASSETS—100.0%		$92,858,860

PLC	Public Limited Company
*	Non-income producing.
(a)	The rate shown is as of May 31, 2023.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

Industry classifications may be different than those used for compliance monitoring purposes.

BOSTON PARTNERS INVESTMENT FUNDS
WPG PARTNERS SELECT SMALL CAP VALUE FUND
NOTES TO PORTFOLIO OF INVESTMENTS
MAY 31, 2023 (UNAUDITED)

PORTFOLIO VALUATION — The WPG Partners Select Small Cap Value Fund's (the "Fund") net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices.  If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.  Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close.  Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim.  To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.
• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2023, in valuing the Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Communication Services	$4,224,623	$4,224,623	$-	$-
Consumer Discretionary	2,391,735	2,391,735	-	-
Consumer Staples	6,790,552	6,790,552	-	-
Energy	4,586,354	4,586,354	-	-
Financials	14,880,593	14,880,593	-	-
Health Care	11,692,888	11,692,888	-	-
Industrials	22,098,285	22,098,285	-	-
Information Technology	9,520,629	9,520,629	-	-
Materials	8,016,117	8,016,117	-	-
Real Estate	3,489,833	3,489,833	-	-
Short-Term Investments	4,436,967	536,967	3,900,000	-
Total Assets	$92,128,576	$88,228,576	$3,900,000	$-

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and  the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2023, the Fund had no significant Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.